UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 13, 2014  (June 10, 2014)

Ferrellgas Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-06693	43-1742520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information included in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this item 1.01 of this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Offering

On June 13, 2014, Ferrellgas, L.P. (the “Company”) and Ferrellgas Finance Corp. (“Finance Corp.” and together with the Company, collectively, the “Issuers”), pursuant to a Purchase Agreement dated June 10, 2014 (the “Purchase Agreement”) among the Issuers and the initial purchasers named therein, sold $150,000,000 aggregate principal amount of the Issuers’ 6.750% senior notes due 2022 (the “New Notes”) to the initial purchasers in a private offering.  The offering constitutes a further issuance of the Issuers’ 6.75% Senior Notes due 2022 first issued on November 4, 2013, in the aggregate principal amount of $325 million (the “Existing Notes”). The New Notes were issued pursuant to an indenture dated November 4, 2013 among the Issuers and U.S. Bank National Association, as trustee (the “Indenture”), and form a single class and series with the Existing Notes for all purposes under the Indenture (including, without limitation, waivers, amendments, redemptions and offers to purchase). The Issuers used the net proceeds from the offering of the 2022 Notes to repay indebtedness under their secured credit facility, and to pay related transaction fees and expenses.

Registration Rights Agreement

In connection with the issuance and sale of the New Notes, the Issuers entered into a Registration Rights Agreement dated June 13, 2014 (the “Registration Rights Agreement”) with the initial purchasers named therein. Under the Registration Rights Agreement, the Issuers will (1) use their reasonable best efforts to consummate an exchange offer by August 31, 2014 by filing a registration statement; and (2) if required, have a shelf registration statement declared effective with the SEC with respect to resales of the New Notes.  If the Issuers fail to satisfy these obligations on a timely basis, the Issuers will be required to pay additional interest to holders of the New Notes.

The description set forth above in this Item 2.03 is qualified in its entirety by the Registration Rights Agreement, which is filed with this Current Report on Form 8-K as Exhibit 4.1, and is incorporated herein by reference.

Item 8.01 Other Events.

On June 10, 2014, the Issuers issued a press release related to the pricing of the offering of the New Notes.  A copy of the press release is filed as Exhibit 99.1 hereto.

On June 13, 2014, the Issuers issued a press release related to the closing of the offering of the New Notes.  A copy of the press release is filed as Exhibit 99.2 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1	Registration Rights Agreement, dated June 13, 2014, by and among Ferrellgas, L.P., Ferrellgas Finance Corp. and the initial purchasers named therein.

99.1	Press Release of the Issuers dated June 10, 2014.

99.2	Press Release of the Issuers dated June 13, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferrellgas Partners, L.P.

June 13, 2014	By:
/s/ J. RYAN VANWINKLE
Name: J. Ryan VanWinkle
Title: Executive Vice President and Chief Financial Officer; President, Midstream Operations; Treasurer (Principal Financial and Accounting Officer) of Ferrellgas, Inc., the general partner

Ferrellgas Partners Finance Corp.

June 13, 2014	By:
/s/ J. RYAN VANWINKLE
Name: J. Ryan VanWinkle
Title: Chief Financial Officer and Sole Director

Ferrellgas, L.P.

June 13, 2014	By:
/s/ J. RYAN VANWINKLE
Name: J. Ryan VanWinkle
Title: Executive Vice President and Chief Financial Officer; President, Midstream Operations; Treasurer (Principal Financial and Accounting Officer) of Ferrellgas, Inc., the general partner

Ferrellgas Finance Corp.

June 13, 2014	By:
/s/ J. RYAN VANWINKLE
Name: J. Ryan VanWinkle
Title: Chief Financial Officer and Sole Director